Exhibit 99.1

NEWS RELEASE

Investors		Investors
Louis Alterman		Richard E. Fish
404-748-7650		Chief Financial Officer
678-472-3252 (mobile)		256-382-3827
altermanlo@corp.earthlink.net		Richard.fish@deltacom.com

Media		Media
Michele Sadwick		Barbara Dondiego
404-748-7255		770 293 1319
404-769-8421 (mobile)		918 605 4086 (mobile)
sadwick@corp.earthlink.net		barbara.dondiego@deltacom.com

EARTHLINK TO ACQUIRE ITC^DELTACOM

Creates Leading IP Infrastructure and Solutions Company

•	Deltacom’s dense 16,400 mile fiber optic network in the Southeast with 35 metro fiber rings provides long-term strategic value

•	EarthLink to maintain 16 cent quarterly dividend and retain financial flexibility for additional strategic growth opportunities

ATLANTA, GA and HUNTSVILLE, AL – October 1, 2010 — EarthLink, Inc. (NASDAQ: ELNK), one of the nation’s leading Internet service providers, and ITC^DeltaCom, Inc. (OTC: ITCD.OB), a leading provider of integrated communications services to customers in the southeastern United States, today announced a definitive merger agreement under which EarthLink will acquire ITC^DeltaCom (Deltacom) for $3.00 per share in cash. The transaction is valued at approximately $516 million, including assumption of $325 million in debt. The purchase price represents a multiple of approximately 4.7x Adjusted EBITDA (a non-GAAP measure, see definition in “Non-GAAP Information for EarthLink” below) for the twelve months ended June 30, 2010, including expected cost synergies and excluding one-time transaction costs.

The acquisition will enable EarthLink to create a leading IP infrastructure and solutions company by combining its existing ISP and IP-focused businesses with Deltacom’s integrated communications business. Deltacom’s 16,400 mile fiber optic infrastructure in the Southeast – over 75% of which is owned or controlled under Indefeasible Right of Use (IRU) agreements – includes a 14-state Synchronous Optical Network backbone with 35 metro fiber rings, 294 collocations and 20 voice and data switches. Deltacom currently serves over 32,000 small and mid-size businesses, multi-location enterprises, government agencies and wholesale customers in the southeast with services including Multi-Protocol Label Switching (MPLS) and IP-based products. Together, the companies will offer customers a comprehensive suite of Internet, telecommunications and managed services supported by an exceptional team of people focused on best-in-class customer care.

“As the demand for high-quality IP infrastructure continues to rapidly grow, we see a significant opportunity to focus these combined IP networking and managed service capabilities with our strong balance sheet to meet this increasing demand from enterprise level customers, wireless carriers, and multi-location national accounts while creating long-term value for our shareholders,” said EarthLink Chairman and Chief Executive Officer Rolla P. Huff. “The capabilities we acquire with this acquisition will be complemented by our existing New Edge Networks business as we combine our nationwide MPLS network capabilities with Deltacom’s state-of-the-art infrastructure. The combined company will be especially well positioned to serve Fortune 1000 companies across the country, one-quarter of which are headquartered in Deltacom’s footprint. In addition, the Deltacom assets will enable us to further reduce our consumer ISP cost structure, which we believe will result in additional incremental cash flow from that business in years to come.”

Randall E. Curran, Chief Executive Officer of Deltacom, added, “This transaction is attractive for our shareholders and represents a compelling opportunity for our employees, customers and suppliers. To compete successfully in today’s marketplace, size and scale are very important. We are pleased to become part of a leading company with enhanced resources.”

Added Huff, “This acquisition will position the company to provide leading edge IP solutions, while allowing us to continue to generate significant cash and retain the financial flexibility and capacity to invest in additional strategic opportunities. It also makes us unique in the industry, as we will be substantially under-levered and will continue to pay a dividend.”

With the acquisition, EarthLink’s employee ranks will grow from approximately 575 people to just under 2,000 people. The company will continue to be headquartered in Atlanta, GA, and led by Chairman and Chief Executive Officer Rolla P. Huff, President and Chief Operating Officer Joseph M. Wetzel, and Chief Financial Officer Bradley A. Ferguson.

EarthLink Year End 2010 Guidance Update

EarthLink also today updated its financial guidance for the full year 2010. EarthLink now expects 2010 Adjusted EBITDA of $207 million to $211 million; free cash flow (a non-GAAP measure, see definition in “Non-GAAP Information for EarthLink” below) of $193 million to $201 million, based upon the aforementioned Adjusted EBITDA guidance combined with $10 million to $14 million in estimated capital expenditures; and net income of $94 million to $97 million for the full year 2010.

EarthLink ended the second quarter of 2010 with $740 million in cash and marketable securities. EarthLink’s share repurchase program has approximately $146 million available under the current authorization.

Pro Forma Financials

On a pro forma basis, for the 12-month period ended June 30, 2010, the combined companies would have generated approximately $1.1 billion in revenue, $588 million of which from its combined business services segments. During this time period, Deltacom generated $89 million in Adjusted EBITDA (a non-GAAP measure, see definition in “Non-GAAP Information for ITC^DeltaCom” below). EarthLink expects to achieve annual cost synergies of approximately $20 million to be fully realized by the end of the second year after closing, including these synergies, and excluding one-time costs. EarthLink expects to achieve positive incremental operating cash flow within 12 months from the close of this transaction.

Deltacom has outstanding $325 million of 10.5% Senior Secured Notes due 2016 (the “Notes”). Under the related indenture, the closing of the merger will trigger a requirement that Deltacom offer to purchase any or all of the Notes at 101% of their principal amount. Notes not purchased in connection with the merger will remain outstanding as obligations of Deltacom and its subsidiaries.

Transaction Terms and Structure

The agreement provides for EarthLink’s acquisition of Deltacom by means of a merger of a newly formed subsidiary with and into Deltacom, with Deltacom surviving as a wholly-owned subsidiary of EarthLink. The agreement contains customary representations, warranties, covenants and closing conditions.

Immediately following the execution of the merger agreement, funds affiliated with Welsh, Carson, Anderson & Stowe and Tennenbaum Capital Partners, LLC, who collectively own approximately 62% of Deltacom’s outstanding shares of common stock, executed a written consent adopting the merger agreement. As a result, no further stockholder action will be required to adopt the merger agreement or approve the merger (although the merger agreement permits the board of directors of Deltacom to exercise termination rights in certain circumstances as required by its fiduciary duties). Deltacom will file with the Securities and Exchange Commission and mail to its stockholders, as promptly as practicable, an information statement describing the merger agreement and the merger.

The merger, which the boards of directors of both companies have unanimously approved, will be completed upon the satisfaction of several conditions, including receipt of required regulatory approvals from the Federal Communications Commission and certain state public utilities commissions and expiration or termination of the waiting period under the Hart-Scott-Rodino Act. Subject to the fulfillment of these conditions, the transaction is expected to close in the fourth quarter of 2010 or the first quarter of 2011.

Greenhill & Co., LLC acted as financial advisor to EarthLink, and King & Spalding LLP and Troutman Sanders LLP were its legal counsel. Evercore Partners acted as financial advisor to ITC^Deltacom, and Paul, Weiss, Rifkind, Wharton & Garrison LLP was its legal counsel.

Conference Call

EarthLink will host a conference call to discuss the transaction today at 8:45 a.m. Eastern Time Those wishing to participate in the call should dial 800-706-0730 (U.S. and Canada) or 706-634-5173 (international) approximately 10 minutes prior to the start of the call and reference the “EarthLink Conference Call”. A listen-only webcast will be available at http://ir.earthlink.net/index.cfm. A replay of the call will be available two hours after the call by dialing 800-642-1687 Passcode 15285501.

About Deltacom

ITC^DeltaCom, Inc. (Deltacom), headquartered in Huntsville, Alabama, provides, through its operating subsidiaries, integrated telecommunications and technology services to businesses and other communications providers in the southeastern United States. Deltacom has a fiber optic network spanning approximately 16,400 route miles (12,483 owned or controlled under IRU agreements), and offers a comprehensive suite of voice and data communications services, including local, long distance, broadband data, Internet connectivity, wireless voice and data services, and customer premises equipment. Deltacom is one of the largest competitive telecommunications providers in its primary eight-state region. For more information, visit Deltacom’s web site at www.deltacom.com.

Cautionary Information Regarding Forward-Looking Statements for EarthLink, Inc.

This press release includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation, the successful completion of the pending acquisition of ITC^DeltaCom, including the receipt of required regulatory approvals; the ability to realize expected synergies, cost savings and growth opportunities; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer or present greater cost to realize than expected; our ability to successfully integrate the operations of ITC^DeltaCom upon its acquisition without detracting from our current operations; our increased exposure to regulatory, general economic and other conditions that could adversely impact the competitive local exchange carrier industry; our ability to execute our acquisition strategy; and other unforeseen difficulties that may occur. These risks also include (1) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access subscriber base from narrowband to broadband, will adversely affect our results of operations; (2) that we will have less ability in the future to implement cost reductions to offset our revenue declines, which will adversely affect our results of operations; (3) that we face significant competition which could reduce our profitability; (4) that adverse economic conditions may harm our business; (5) that we may not be able to execute our business strategy for our Business Services segment, which could adversely impact our results of operations and cash flows; (6) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (7) that our business is dependent on the availability of third-party telecommunications service providers; (8) that we may be unable to retain sufficient qualified personnel, particularly in light of recent workforce and cost reduction initiatives and in a recovering economy, and the loss of any of our key executive officers could adversely affect us; (9) that we may be unsuccessful in making and integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (10) that if we do not continue to innovate and provide products and services that are useful to subscribers, we may not remain competitive, and our revenues and operating results could suffer; (11) that our business may suffer if third parties used for customer service and technical support and certain billing services are unable to provide these services or terminate their relationships with us; (12) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (13) that government regulations could adversely affect our business or force us to change our business practices; (14) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (15) that we may not be able to protect our intellectual property; (16) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (17) that if we are unable to successfully defend against legal actions we could face substantial liabilities; (18) that our business depends on effective business support systems, processes and personnel; (19) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (20) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (21) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (22) that we may change our cash return strategy; (23) that our stock price may be volatile; (24) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; and (25) that provisions of our second restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management's expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Cautionary Note Regarding Forward-Looking Statements for ITC^DeltaCom, Inc.

Except for the historical and present factual information contained herein, this release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this release, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and similar expressions as they relate to ITC^DeltaCom, Inc. or its management are intended to identify these forward-looking statements. All statements by the company regarding its expected financial position, revenues, liquidity, cash flow and other operating results, balance sheet improvement, business strategy, financing plans, forecasted trends related to the markets in which it operates, legal proceedings and similar matters are forward-looking statements. The company’s actual results could be materially different from its expectations because of various risks. These risks, some of which are discussed under the caption “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2009, and in the company’s subsequent SEC filings, include the successful completion of the pending merger with EarthLink, including the receipt of required regulatory approvals and other unexpected issues that could impact the completion of the merger, the company’s dependence on new product development, rapid technological and market changes, the company’s dependence upon rights of way and other third-party agreements, debt service and other cash requirements, liquidity constraints and risks related to future growth and rapid expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, customer attrition, delays or difficulties in deployment and implementation of collocation arrangements and facilities, appeals of or failures by third parties to comply with rulings of governmental entities, inability to meet installation schedules, general economic and business conditions, failure to maintain underlying service/vendor arrangements, competition, adverse changes in the regulatory or legislative environment, and other factors beyond the company’s control. ITC^DeltaCom disclaims any responsibility to update these forward-looking statements.

Additional Information

This communication is being made in respect of the proposed merger transaction involving ITC^DeltaCom and EarthLink. In connection with the proposed transaction, ITC^DeltaCom will prepare the information statement for its stockholders describing the merger transaction. ITC^DeltaCom and EarthLink will be filing other documents with the SEC as well. Investors are urged to read the information statement regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov. You may also obtain these documents, free of charge, from EarthLink’s website, http://www.earthlink.net, under the tab “About Us”, then under the tab “Investor Relations” and then under the tab “SEC Filings”. You may also obtain these documents, free of charge, from ITC^DeltaCom’s website, http://www.deltacom.com, under the heading “Investors” and then under the tab “ITC^DeltaCom SEC Filings”.

About EarthLink

“EarthLink. We revolve around you™.” As the nation’s next generation Internet service provider, Atlanta-based EarthLink has earned an award-winning reputation for outstanding customer service and its suite of online products and services. EarthLink offers what every user should expect from their Internet experience: high-quality connectivity, minimal online intrusions and customizable features. Whether it’s dial-up, high-speed, voice, web hosting, wireless or “EarthLink Extras” like home networking or security, EarthLink connects people to the power and possibilities of the Internet. Learn more about EarthLink by calling (800) EARTHLINK or visiting EarthLink’s website at www.EarthLink.net.

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